Exhibit 99.1

Investor Roadshow Presentation October/November 2018 1

CautionaryStatement Disclosures in this presentation contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of Equitrans Midstream Corporation (ETRN), and its anticipated post-separation subsidiaries, including EQGP Holdings, LP (EQGP) and EQM Midstream Partners, LP (EQM), including guidance regarding EQM’s gathering, transmission and storage and water revenue and volume growth; revenue and expense projections; infrastructure programs (including the timing, cost, capacity and sources of funding with respect to gathering, transmission and water projects); the cost, capacity, and anticipated in-service date of the Mountain Valley Pipeline (MVP), MVP Southgate, Equitrans Expansion and Hammerhead Pipeline projects and the timing and size of expansion projects; the ultimate terms, partners and structure of, and EQM’s ownership interests in, the MVP joint venture; the timing, anticipated next steps and resulting structure, including EQT Corporation’s (EQT) retained ownership interests in ETRN, of the proposed separation of EQT’s production and midstream businesses through the spin-off of ETRN, EQT’s and ETRN’s ability to complete the separation, and the effects of the change of control of EQM and EQGP on the partnerships; asset acquisitions, including EQM’s ability to complete any asset purchases and anticipated synergies and accretion associated with any acquisition; the expected benefits to EQM resulting from EQM’s recent acquisition of Rice Midstream Partners, LP (RMP) and the expected dis-synergies associated with the separation of EQT’s production and midstream businesses; capital commitments, projected capital contributions and capital and operating expenditures, and return on capital employed (ROCE); Projected capital avoidance, ETRN’s projected dividend amounts, rates and growth; EQM’s projected net income, projected adjusted EBITDA, projected operating margin and projected coverage ratio; the timing and amount of future issuances of ETRN’s common stock in connection with the separation from EQT; litigation and tax position. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. ETRN has based these forward-looking statements on current expectations and assumptions about future events. While ETRN considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the control of ETRN. The risks and uncertainties that may affect the operations, performance and results of ETRN’s, EQGP’s and EQM’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” of EQGP’s Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission (SEC), Item 1A, “Risk Factors” of EQM’s Form 10-K for the year ended December 31, 2017 as filed with the SEC, in each case as may be updated by any subsequent Form 10-Qs, and Item 1A, “Risk Factors” of ETRN’s Form 10 as filed with the SEC on October 24, 2018. Any forward-looking statement speaks only as of the date on which such statement is made, and neither EQM nor EQGP intends to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise. 2

EQM Midstream Partners, LP Non-GAAP Measures For the purposes of this presentation, all references to EBITDA refer to EQM’s EBITDA. EQM adjusted EBITDA means net income attributable to EQM plus net interest expense, depreciation, amortization of intangible assets, payments on EQM's preferred interest in EQT Energy Supply, LLC (Preferred Interest), non-cash long-term compensation expense and transaction costs less equity income, AFUDC - equity and adjusted EBITDA of assets prior to acquisition. Adjusted EBITDA attributable to Rice Midstream Partners, LP (RMP) for the three months ended September 30, 2018 was calculated as net income plus net interest expense, depreciation and non-cash compensation expense. Run rate adjusted EBITDA as used in this presentation means EQM’s adjusted EBITDA for the third quarter of 2018 plus the third quarter 2018 RMP adjusted EBITDA prior to merger, annualized for four quarters. Adjusted EBITDA and run rate adjusted are non-GAAP supplemental financial measures that management and external users of ETRN’s consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, use to assess: • EQM’s operating performance as compared to other publicly traded partnerships in the midstream energy industry without regard to historical cost basis or financing methods; the ability of EQM’s assets to generate sufficient cash flow to make distributions to EQM unitholders, including ETRN; EQM’s ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. • • • ETRN believes that adjusted EBITDA and run rate adjusted EBITDA provide useful information to investors in assessing ETRN’s results of operations and financial condition. Adjusted EBITDA and run rate adjusted EBITDA should not be considered as alternatives to EQM’s net income, operating income, or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA and run rate adjusted EBITDA have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because adjusted EBITDA and run rate adjusted EBITDA may be defined differently by other companies in its industry, EQM’s definitions of adjusted EBITDA and run rate adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing the utility of the measures. See slide 34 for reconciliations of EQM adjusted EBITDA and adjusted EBITDA attributable to RMP prior to the merger and their most direct comparable measure. 3

EQM Midstream Partners, LP Non-GAAP Measures Continued Projected firm project EBITDA means the projected earnings before interest, taxes and depreciation of EQM’s firm capacity gathering and transmission projects, including the Hammerhead, Equitrans Expansion and other gathering projects, plus EQM’s proportionate interest of the projected earnings before interest, taxes and depreciation of Mountain Valley Pipeline, LLC’s MVP and MVP Southgate projects. Projected water EBITDA means the projected earnings before interest, taxes and depreciation of EQM’s water services business. Projected firm project EBITDA and projected water EBITDA are non-GAAP supplemental financial measures that management and external users of ETRN’s consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, use to assess the anticipated impact of EQM’s in-flight firm capacity projects, both on an aggregate and project-by-project basis, and EQM’s water services business on ETRN’s operating performance, the project returns on firm capacity projects and EQM’s ability to incur and service debt and fund capital expenditures. Firm project EBITDA and water EBITDA should not be considered as alternatives to EQM’s net income, operating income or any other measure of financial performance presented in accordance with GAAP. Firm project EBITDA and water EBITDA have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because firm project EBITDA and water EBITDA may be defined differently by other companies in EQM’s industry, the definitions of firm project EBITDA and water EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing the utility of the measures. ETRN has not provided the projected net income from the firm projects or the projected net income of EQM’s water business segment, the most comparable financial measures calculated in accordance with GAAP, or reconciliations of projected firm project EBITDA or projected water EBITDA to projected net income of the firm projects or projected net income of EQM’s water business segment. The projects are under construction projects that, upon completion, will be reported in EQM’s Gathering and Transmission business segments. EQM does not allocate certain costs, such as interest expenses, to individual assets within its business segments. In addition, for the MVP and MVP Southgate projects, EQM does not provide guidance with respect to the intra-year timing of its or Mountain Valley Pipeline, LLC’s capital spending, which impact AFUDC-debt and equity and equity earnings, among other things, that are reconciling items between adjusted firm project EBITDA and net income of the projects. The timing of capital expenditures is volatile as it depends on weather, regulatory approvals, contractor availability, system performance and various other items. Therefore, the projected net income of the firm projects, in the aggregate or on a project-by-project basis, and the projected net income of EQM’s water business segment, and reconciliations of projected firm project EBITDA and projected water EBITDA to projected net income of the firm projects and projected net income of EQM’s water business segment are not available without unreasonable effort. 4

EQM Midstream Partners, LP Non-GAAP Measures Continued ETRN is unable to provide a reconciliation of its projected adjusted EBITDA or run rate adjusted EBITDA to projected net income, the most comparable financial measure calculated in accordance with GAAP, because EQM does not provide guidance with respect to the intra-year timing of its or Mountain Valley Pipeline, LLC’s capital spending, which impact AFUDC-debt and equity and equity earnings, among other items, that are reconciling items between adjusted EBITDA and net income. The timing of capital expenditures is volatile as it depends on weather, regulatory approvals, contractor availability, system performance and various other items. EQM provides a range for the forecasts of net income and adjusted EBITDA to allow for the variability in the timing of cash receipts and disbursements, capital spending and the impact on the related reconciling items, many of which interplay with each other. Therefore, the reconciliations of run rate adjusted EBITDA and adjusted EBITDA net income, as applicable, are not available without unreasonable effort. For the purposes of this presentation, Return on capital employed (ROCE) refers to EQM ROCE. ROCE as used in this presentation means a ratio, the numerator of which is EQM’s net income less income taxes and interest expense (EBIT), and the denominator of which is the average of total assets less current liabilities for the beginning and end of the applicable measurement period. EBIT is a non-GAAP supplemental financial measure that management and external users of EQM’s consolidated financial statements use to assess the items listed above with respect to EQM adjusted EBITDA. ETRN believes that ROCE is a useful measure for investors in assessing how effectively EQM has invested its capital including in relation to EQM’s peers. EBIT should not be considered as an alternative to net income, operating income or any other measure of financial performance presented in accordance with GAAP. Because ROCE may be defined differently by other companies in its industry, ETRN’s definition of ROCE may not be comparable to similarly titled measures of other companies, thereby diminishing the utility of the measure. RMP adjusted EBITDA is a non-GAAP supplemental financial measure that management and external users of ETRN’s consolidated financial statements, such as industry analysts, investors, lenders and rating agencies may use to assess impact of the measures on ETRN’s future financial results and cash flows. ETRN believes that RMP adjusted EBITDA provides useful information to investors in assessing its financial condition and results of operations. RMP adjusted EBITDA should not be considered as an alternative to RMP’s net income, operating income or any other measure of financial performance or liquidity presented in accordance with GAAP. RMP adjusted EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities. Additionally, because RMP adjusted EBITDA may be defined differently by other companies in EQM’s industry, RMP adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing the utility of the measure. 5

Today’sAgenda 1. Introduction to Equitrans Midstream Corporation (E-Train) 2. E-Train Investment Highlights 3. Operations Summary 4. Financial Summary 5. Q&A 6

Post-Spinoff Structure 91.3% ownership 15.4 MM LP units 12.7% ownership Public Public *See slide 3 for important disclosures regarding the non-GAAP financial measure run rate annual adjusted EBITDA. 7 NYSE: EQM •MLP•Investment grade rated •$1.2 B run-rate adjusted EBITDA* NYSE: EQGP •MLP•No long-term debt •100% payout of available cash 276.0 MM LP units 8.7% ownership 21.8 MM LP units 1.4 MM GP units 19.1% ownership 100% IDR 68.2% ownership NYSE: ETRN •Structured as Corporation•No long-term debt •Targeting 8% - 10% dividend•100% payout of available cash growth

EquitransMidstreamCorporation “E-Train” Basics E-Train cash flows generated solely from ownership of EQGP units and EQM units • • Direct ownership of 276 MM EQGP units and 15.4 MM EQM units Operating assets held at EQM E-Train is a Corporation • • • • NYSE: ETRN Investors will receive a 1099 Near zero cash taxes anticipated in 2019 – 2021 Holds the non-economic general partner interest in EQGP Premier natural gas midstream company in the Marcellus & shale Utica • Strategic infrastructure positioned to benefit from continued A-Basin de-bottlenecking Significant cash flow and dividend growth 2019E dividend $1.70 - $1.90 Targeting 8% - 10% annual dividend growth • • • 8

Separation Timeline Distribution date is November 12, 2018 Each EQT share will receive 0.80 shares of Midstream Corporation (NYSE: ETRN) Equitrans “When-issued” trading from October 31, 2018 to November 12, 2018 under the ticker “ETRN WI” “Regular way” trading will begin on November 13, 2018 under the ticker “ETRN” 254.6 MM shares of ETRN will be outstanding 9 NYSE:ETRN “TheE-Train”

Key Investment Highlights Premier asset footprint in the Appalachian Basin Gathering dedication includes 286K acres in core Marcellus and 166K acres in core OH Utica* Lowest natural gas breakeven in the Marcellus / Utica • • • • • 54% of revenue generated from firm reservation charges** 15-year weighted average transmission & storage contract life and 8-year weighted average gathering contract life* 80% of revenue from investment grade counterparties** • • • • $3.27 B of organic growth projects backed by firm commitments 32% increase to current run rate adjusted EBITDA from firm projects*** 8% - 10% annual dividend growth target for E-Train 3rd largest natural gas gatherer in the United States Enhanced ability to achieve scale and scope 2021E adjusted EBITDA approximately 54% higher than current run rate adjusted EBITDA*** • • • • • • Investment grade credit metrics Target leverage 3.5x – 4.0x No equity required in foreseeable future *Recast for EQM/RMP mergers as of December 31, 2017. **Statistics based on EQM for the nine months ended September 30, 2018. ***See slide 3 for important disclosures regarding the non-GAAP financial measure run rate annual adjusted EBITDA. 10 Strong credit profile Unique combination of scale and growth Significant organic growth projects support long-term growth Stable cash flow backed by long-term contracts Leading footprint in lowest cost natural gas basin in the U.S.

Senior Management Driving a culture of creativity, innovation and entrepreneurial spirit Experience Experience Roadshow Team more than 25 years and construction roles investment banking • 10+ years 18 years experience in corporate finance and investor relations and Investor Relations Recent adds to Business Development 35+ years Development customers, pipeline operators and business partners 15+ years Operations operations and business development roles 11 Cliff Baker SVP, Commercial•39 year career at EQT building credibility and trust with Paul Kress VP, Business Development15+ years•15+ years in commercial origination and corporate finance Mark Griffin Director, Commercial•15+ years of experience across engineering, construction, Thomas F. Karam President and CEO25+ years•Senior executive and entrepreneur in the midstream sector for Diana Charletta EVP and COO25+ years•25+ years of experience across multiple engineering, operations, Kirk Oliver SVP and CFO25+ years•25+ year energy focused background in corporate finance and Nate Tetlow VP, Corporate Development ETRNIndustry

CompellingInvestment Opportunity Unmatched financial and operating characteristics # of Companies 506 S&P 500 + ETRN Dividend Growth > 8% 2018E-2020E 147 2017 Net Debt / EBITDA < 4.0x* 136 2017 ROCE > 10%* 84 2017 Operating Margin > 60%* +1 A Rare Blend of Growth, Income, Balance Sheet Strength and Strong Operating Performance S&P 500 company statistics sourced from FactSet as of October 26, 2018. *Statistics based on EQM recast for EQM/RMP mergers for the year ended December 31, 2017. See slide 5 for important disclosures regarding the non-GAAP financial measure ROCE. 12

2019 Action Items

First Stop for E-Train



Project execution – MVP, Hammerhead and MVP Southgate

Solidify MVP expansion and additional MVP Southgate opportunities

Evaluate midstream IDR structure

Optimize and integrate the Pennsylvania gathering & transmission systems

Strategic focus on scale and scope growth opportunities

13

Near Term Growth Driven by Firm Projects

Backlog includes $3.27 B of investments in projects backed by firm commitments

Project	Expected In-Service Date	EQM Capital ($MM)	Estimated Annual Firm Project EBITDA ($MM)***
Mountain Valley Pipeline (MVP)*	Q4 2019	$2,200	$220
Hammerhead	Q4 2019	$555	$75
Equitrans Expansion Project	Q4 2019	$140	$20
MVP Southgate*	Q4 2020	$140	$20
Gathering - Firm Capacity	Q3 2019 +	$230	$40
Total Firm Projects		**$3,265**	**$375**

	$MM
Run Rate Annual Adj. EBITDA**	$1,172
Plus: Firm Project EBITDA	$375
Run Rate Annual Adj. EBITDA + Firm Project EBITDA	$1,547
% Increase	**32%**

32% Increase in Current Run Rate Adjusted EBITDA from Firm Projects

*Represents EQM ownership percentage of MVP and MVP Southgate EBITDA. MVP and MVP Southgate will be accounted for as equity investments.

**See slide 3 for important disclosures regarding the non-GAAP financial measure run rate annual adjusted EBITDA.

***See slide 4 for important disclosures regarding the non-GAAP financial measure firm project EBITDA.

14

E-Train Valuation EQGP EQM 276.0 15.4 $16.99 $46.76 $4.7 $0.7 *Share prices as of October 26, 2018. **Implied share price based on mid-point of expected dividend range and rounded to the nearest dollar. 15 Implied 2019 Yield8.0% - 8.9% 2019 Expected Dividend per Share$1.70 - $1.90 Implied ETRN Market Value per Share$21.25 ETRN Shares Outstanding (MM)254.6 ETRN Market Implied Value$5.4 Units OwnedShare PriceValue (MM)($/Share)*($B) Yield Compression Impact 2019EImplied Share YieldPrice ($/Share)** 8.5%$21 7.5%$24 6.5%$28 5.5%$33

Gathering Assets

Integrated asset footprint across core Marcellus & Utica development areas

OH Utica Gathering

- 150 miles of high pressure pipeline
- 31,000 HP compression
- 5-year Minimum Volume Commitment from Gulfport
- Dry gas gathering in core acreage in Belmont and Monroe counties
- 166,000 total acreage dedication
- ~320,000 acres in AMI*

WV Marcellus Gathering

- 150 miles of high pressure pipeline
- 71,000 HP compression
- Supports wet & dry gas development
- 775 MMcf per day firm capacity commitment from EQT
- 10-year demand based fixed-fee contracts


Water Pipeline
Utica Gathering
Marcellus Gathering
Allegheny Valley Connector
Sunrise Pipeline
OVC
Equitrans Transmission
Storage Pool

PA Marcellus Gathering

- 330 miles of high pressure pipeline
- 203,000 HP compression
- 1,035 MMcf per day firm capacity commitment from EQT
- 10-year demand based fixed-fee contracts
- 600 MMcf per day high pressure header pipeline for Range Resources
- 286,000 total gathering dedicated acres
- Supports development in prolific Greene and Washington counties

Statistics based on EQM recast for the EQM/RMP mergers as of December 31, 2017.
**Represents Strike Force AMI.*

16

Transmission and Storage Assets

System aggregates supply and exports to the interstate pipeline system

4.4 Bcf per day current capacity

950-mile FERC-regulated interstate pipeline

18 storage pools with 43 Bcf of working gas storage capacity

Ohio Valley Connector (OVC) provides access to Midwest markets

Assets traverse core Marcellus acreage

~90% of firm capacity commitments under negotiated rate agreements

Asset statistics as of December 31, 2017.

Strategically Located Assets



Marcellus
Utica
PA
OH
Columbus
Pittsburgh
MD
WV
Washington
VA
KY
Clarion
Jefferson
Lawrence
Butler
Armstrong
Beaver
Indiana
Allegheny
Westmoreland
Washington
Fayette
Somerset
Greene
Tuscarawas
Harrison
Guernsey
Belmont
Noble
Monroe
Marshall
Wetzel
Monongalia
Tyler
Marion
Pleasants
Wood
Ritchie
Doddridge
Harrison
Barbour
Wirt
Gilmer
Calhoun
Upshur
AVC Compressor Station
EQM Compressor Station
Allegheny Valley Connector
Sunrise Pipeline
OVC
Equitrans Transmission
Storage Pool
Marcellus Fairway

17

Connecting A-Basin Supply to Markets

Equitrans Transmission System offers optionality to diverse set of markets

Gathering 6.6 Bcf per day*

Pipeline position cannot be replicated

- Multiple large diameter pipelines aggregate gas and provide access to every major region

Producers have optionality to reach many markets and enhance net-back price

- Interconnects with 7 interstate pipelines and provides access to local demand (LDCs)

Demand customers have access to low cost gas supply close to wellhead

Storage provides balancing and park & loan services

Market	Takeaway Pipelines
Northeast	TETCO, TCO, DTI, TGP, NFG
Midwest	REX, ET Rover
Gulf	TETCO, TCO, TGP
Southeast	Transco (Q4 2019)
Local Demand	EGC / PNG



Local Demand
Midwest
Northeast
Gulf
Southeast
EQM Assets
TCO
DTI
NFG
PNG
REX
TGP
TETCO

EQM gathered volumes for the three months ended September 30, 2018.

18

Water Assets Complementary service with significant growth potential Provides full service sourcing and hauling for drilling and completion activities Approximately 140 miles of fresh water pipelines* Fresh water access via major rivers and regional sources • • PA capacity: 29 MMgal per day* OH capacity: 14 MMgal per day* Customers include EQT, GPOR, CNX, Range and XTO Significant cost and safety advantage versus trucking Potential for produced water solution provides upside 2018E EBITDA of approximately $65 MM** • 50% EBITDA growth expected in 2019 *Recast for EQM/RMP mergers as of December 31, 2017. **Please see slide 4 for important disclosures regarding the non-GAAP financial measure projected water EBITDA. 19 2018 Expansion Projects •Investing $25 MM in fresh water infrastructure •Installing 25 miles of pipe

Mountain Valley Pipeline

Long-haul pipeline will be main takeaway artery out of A-basin

Delivering supply to the growing natural gas demand market in southeast U.S.

- 300-mile, 42” diameter FERC-regulated pipeline
- Q4 2019 targeted in-service
- $4.6 B estimated project cost

2 Bcf per day capacity

- Fully subscribed under 20-year firm contracts

Expansion opportunity

- Incremental 500+ MMcf per day with compression

Aligned with JV Partners

eqm midstream partners, lp	NEXTera ENERGY	conEdison	AltaGas	RGC Resources
45.5%	31.0%	12.5%	10.0%	1.0%

Strategic 50+ year pipeline asset



PA
OH
MD
Mobley
WV
Access to Southeast Markets
VA
Mountain Valley Pipeline
Equitrans Transmission
ETNG
REX
TETCO
Transco
Cardinal
TCO
Transco Station 165
(Zone 5 Pool)

20

Hammerhead Gathering Pipeline

Outlet for southwestern PA development to access southeast U.S. demand market (via MVP)

Natural gas gathering header pipeline

- 64-mile pipeline
- Aggregate gas from several gathering systems

1.6 Bcf per day maximum capacity

- 1.2 Bcf per day firm commitment from EQT
- Up to 0.4 Bcf per day available capacity for additional producers

In-service coincides with MVP in Q4 2019

Approximately $555 MM of capital

Expected annual firm project EBITDA of $75 MM*



Lawrence
Butler
Armstrong
Stark
Columbiana
Beaver
Indiana
Carroll
Allegheny
Tuscarawas
Jefferson
Harrison
Westmoreland
Washington
Guernsey
Belmont
Fayette
Somerset
Marshall
Greene
Noble
Monroe
Wetzel
Monongalia
Washington
Tyler
Preston
Garrett
Marion
Taylor
Wood
Barbour
Ritchie
Wirt
Lewis
Upshur
Calhoun
Gilmer
Hammerhead
EQM Pipe
MVP
EQT Acreage

*See slide 4 for important disclosures regarding the non-GAAP financial measure firm project EBITDA.

21

MVPSouthgate Project driven by demand pull from the tailgate of MVP 70-mile extension into North Carolina PSNC Energy is anchor shipper with 300 MMcf day firm capacity commitment Estimated capacity of 0.5 Bcf per day with expansion capabilities up to 1.0 Bcf per day per $350 - $500 MM total estimated Q4 2020 targeted in-service EQM ownership in project 33% EQM to operate pipeline capital 22

GatheringSystem Optimization and Near-term project to improve long-term capital efficiency Integration EQM acquired Rice Midstream Partners (RMP) in July 2018 Geographic fit between EQM / RMP assets provides opportunity to integrate and optimize system Currently in design phase with implementation expected to begin in 2019 Create one free flowing system to minimize capacity constraints and allow producers to prioritize drilling locations Potential capital avoidance of $300 - $500 MM over 5-years 23

E-Train Financial Overview Strong balance sheet Ample liquidity Projects constructed at EQM with no equity required to fund project backlog Stable cash flow profile Largest customer is investment grade and #1 gas producer in the U.S. Growing revenue from demand and utility customers Consistent and growing dividend E-Train Financial Policy 8% - 10% dividend growth target 1.0x coverage ratio target No long-term debt 24

StableCashFlow Profile Underpinning sustainable EBITDA growth 54% of revenue from firm reservation charges (“take or pay”) • • • 2.4 Bcf per day firm gathering capacity commitments Minimum volume commitment (MVC) in Utica shale play in Ohio 3.8 Bcf per day firm transmission capacity commitments Limited direct commodity exposure Revenue backed by long-term contracts • 15-year weighted average transmission & storage contract life and 8-year weighted average gathering contract life* 80% of revenue from investment grade counterparties Volumetric revenue backed by acreage dedications in core of Marcellus & Utica • • 286,000 Core Marcellus acres and 166,000 Core Utica acres dedicated to EQM for gathering* Asset footprint in the lowest cost natural gas basin in the U.S. Statistics based on EQM for the nine months ended September 30, 2018 unless otherwise noted. Firm Transmission Capacity is YTD average through September 30, 2018. *Recast for the EQM/RMP mergers as of December 31, 2017. 25

OperatingMargin Significant track record of operating the A-Basin Focused operating discipline drives in EQM Operating Margin 80% 75% 72% 71% consistently strong operating margins 70% Commitment to providing cost effective 65% solutions for customers 60% 55% 50% 2014 2015 2016 2017* 2018 YTD** *Based on EQM recast for the EQM/RMP mergers for the year ended December 31, 2017. **Statistics based on EQM for the nine months ended September 30, 2018. 26 69% 68% 67%

E-TrainDividendProfile Dividend growth fueled by underlying EQM Adjusted EBITDA growth E-Train Dividend Forecast ($/Share) EQM Adjusted EBITDA Forecast ($B)* $2.5 $2.40 $2.20 $2.0 $1.8 $1.7 $2.00 $1.5 $1.80 $1.60 $1.0 $1.40 $0.5 $1.20 $0.0 $1.00 2018E 2019E 2020E 2021E 2019E 2020E 2021E ~60% of 2021E revenue from firm contracts*** *See slide 3 for important disclosures regarding the non-GAAP financial measure EQM adjusted EBITDA. **See slide 3 for important disclosures regarding the non-GAAP financial measure run rate annual adjusted EBITDA. ***Projection includes EQM’s proportionate share of MVP revenue. 100% payout of available cash at E-Train 27 $1.3 $1.0

FundingtheGrowthatEQM $3.0 B EQM revolving credit facility* ~3.0x current Net Debt/Run Rate Adjusted EBITDA** 3.5x – 4.0x long-term Debt/EBITDA target 1.2x – 1.3x long-term coverage ratio target No equity required in foreseeable future Evaluating MVP JV level debt Manageable Debt Maturity Schedule ($MM) $1,500 $1,000 $500 $0 2019 *Expect to close in October 2018. 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2047 2048 … **See slide 3 for important disclosures regarding the non-GAAP financial measure run rate annual adjusted EBITDA. 28 Agency EQM Rating Outlook S&P BBB-Stable Moody’s Ba1 Stable Fitch BBB-Stable

Key Investment Highlights Premier asset footprint in the Appalachian Basin Gathering dedication includes 286K acres in core Marcellus and 166K acres in core OH Utica* Lowest natural gas breakeven in the Marcellus / Utica • • • • • 54% of revenue generated from firm reservation charges** 15-year weighted average transmission & storage contract life and 8-year weighted average gathering contract life* 80% of revenue from investment grade counterparties** • • • • $3.27 B of organic growth projects backed by firm commitments 32% increase to current run rate adjusted EBITDA from firm projects*** 8% - 10% annual dividend growth target for E-Train 3rd largest natural gas gatherer in the United States Enhanced ability to achieve scale and scope 2021E adjusted EBITDA approximately 54% higher than current run rate adjusted EBITDA*** • • • • • • Investment grade credit metrics Target leverage 3.5x – 4.0x No equity required in foreseeable future *Recast for EQM/RMP Mergers as of December 31, 2017. **Statistics based on EQM for the nine months ended September 30, 2018. ***See slide 3 for important disclosures regarding the non-GAAP financial measure run rate annual adjusted EBITDA. 29 Strong credit profile Unique combination of scale and growth Significant organic growth projects support long-term growth Stable cash flow backed by long-term contracts Leading footprint in lowest cost natural gas basin in the U.S.

Appendix 30

U.S. Natural Gas Supply and Demand Regional gas balances creating opportunity to move gas from Northeast to growing demand in Southeast and Gulf Coast 36 36 35 Bcf/d ply Source: Wood Mackenzie Spring 2018 Long-Term Outlook 31 Sup Demand 41 23 201720202023 28 1313 201720202023 11 - - - 1313 12 1211 201720202023 11 1718 15 201720202023 12 9 10 41 201720202023 35 19 24 18 16

ESG E-Train Standards &Practices is Committed to Ethical, Responsible and Sustainable Business Practices 32 Diversity and Inclusion •Diversity of the workforce is a key part of ETRN’s success •Leadership team committed to lead and inspire a diverse workforce •Recognizes value in diversity of supplier relationships Environmental, Health and Safety •Fostering a safety-first, zero-injury culture •Commitment to conduct business operations in a sustainable and environmentally responsible manner at all times Governance •71% independent BOD •Committees ensure best practices and decision-making •Audit •Management Development & Compensation •Corporate Governance •Healthy, Safety, Security, & Environmental Community Outreach •Support and engage with the communities in which we work in by managing impacts, investing in initiatives, and upholding a positive reputation

Natural Gas Benefits the Economy and Environment Source: Marcellus Shale Coalition, IHS Markit 33 Environment •Natural gas is the cleanest burning hydrocarbon •Has become a “backbone of electric generation”, replacing nuclear and coal •IHS Markit expects natural gas share of U.S. electric power generation to grow from one-third to nearly half by 2040 •Pipelines are the safest and most efficient way of transporting natural gas and NGLs Economy •The U.S. is the world’s top natural gas producing country, surpassing Russia •EQT, E-Train’s largest customer, is the country’s largest natural gas producer •U.S. production expected to grow by ~60% over the next 20 years •Natural gas impact fee has generated approximately $1.5 B of revenues for Pennsylvania since 2012

EQM AdjustedEBITDA ($ in thousands) Net income attributable to EQM Add: Net interest expense Depreciation Amortization of intangible assets Preferred Interest payments Non-cash long-term compensation expense Transaction costs Less: Equity income AFUDC - equity Adjusted EBITDA attributable to RMP prior to the merger ** EQM Adjusted EBITDA $ 209,927 41,005 43,567 10,387 2,746 636 2,161 (16,087) (1,448) (12,825) $ 280,069 * Source: EQM for the three months ended September 30, 2018 ** Adjusted EBITDA attributable to RMP for the three months ended September 30, 2018 was calculated as net income of $8.5 million plus net interest expense of $0.3 million, depreciation of $3.4 million, and non-cash compensation expense of $0.6 million. See slide 3 for important disclosures regarding the non-GAAP financial measure EQM Adjusted EBITDA 34 EQM Adjusted EBITDA *

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